EXHIBIT 10.62

ARP-HCI-02-CAT-WRK-13	Endorsement No. 2 – BRK

DOC: June 15, 2015

ENDORSEMENT NO. 2

to the

WORKING LAYER CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2013

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

(hereinafter called, with other participants, the “Reinsurers”)

Effective June 1, 2015, the Contract has been amended as follows:

ARTICLE 4 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

Subparagraph (c) of Paragraph (1) of ARTICLE 6 – RETENTION AND LIMIT, shall now read as follows:

Reinsured’s Retention, as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2015, shall equal $46,000,000.

Sub-subparagraph (iii) of Subparagraph (a) of Paragraph (3) of ARTICLE 6 – RETENTION AND LIMIT, shall now read as follows:

$58,000,000 for Contract Year effective June 1, 2015.

PARAGRAPH (5) OF ARTICLE 13 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-CAT-WRK-13	Endorsement No. 2 – BRK

DOC: June 15, 2015

Signed in                                 , on this              day of                     , 2015

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

BY:

TITLE:

Signed in                                 , on this              day of                     , 2015

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-WRK-13	Endorsement No. 2 – BRK

DOC: June 15, 2015